UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      215-698-5100

TABLE OF CONTENTS

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURE

INDEX TO EXHIBITS

EX-99 PRESS RELEASE

Item 12. Results of Operations and Financial Condition

      On October 15, 2003, Crown Holdings, Inc. issued a press release announcing its earnings for the third quarter of 2003. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

     The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     Exhibit Index

           99.     Press Release, dated October 15, 2003, issued by Crown Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Dated:  October 16, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.	Press release, dated October 15, 2003, issued by Crown Holdings, Inc.

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